Exhibit 99.2

 Third Quarter Ended March 27, 2016 Conference Call Slide Presentation (Unaudited Preliminary Results) Exhibit 99.2

Cautionary Statement

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the "Company") that are based on management's beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. The words "believe," "may," "could," "will," "should," "would," "anticipate," "estimate," "project," "expect," "intend," "seek," "strive," and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement.

Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company's customers; the loss of a significant customer; the success of the Company's strategic business initiatives; the continuity of the Company's leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees.

All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. The above and other risks and uncertainties are described in the Company's most recent annual report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Certain non-GAAP financial measures included herein are designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors. These non-GAAP financial measures include, Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Adjusted Working Capital.

- EBITDA represents Net income or loss attributable to Unifi, Inc. before net interest expense, income tax expense, and depreciation and amortization expense. Adjusted EBITDA Including Equity Affiliates represents EBITDA adjusted to exclude non-cash compensation expense, losses on extinguishment of debt and certain other adjustments. Such other adjustments include restructuring charges and start-up costs, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, and other operating or non-operating income or expense items necessary to understand and compare the underlying results of the Company. Adjusted EBITDA represents Adjusted EBITDA Including Equity Affiliates adjusted to exclude equity in loss (earnings) of Parkdale America, LLC.
- Adjusted Net Income excludes certain amounts which management believes do not reflect the ongoing operations and performance of the Company. Adjusted Net Income represents Net income attributable to Unifi, Inc. calculated under GAAP, adjusted to exclude the approximate after-tax impact of certain income or expense items (as well as specific impacts to the provision for income taxes) necessary to understand and compare the underlying results of the Company. Such amounts are excluded from Adjusted Net Income in order to better reflect the Company's underlying operations and performance.
- Adjusted EPS represents Adjusted Net Income divided by the Company's basic weighted average common shares outstanding.
- Adjusted Working Capital represents receivables plus inventory, less accounts payable and accrued expenses.

These non-GAAP financial measures are alternative views of performance used by management, and we believe that investors' understanding of our performance is enhanced by disclosing these performance measures. We believe that the use of these non-GAAP financial measures as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. The Company may, from time to time, change the items included within these non-GAAP financial measures .

Management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; and depreciation and amortization are non-cash charges. Equity in earnings of Parkdale America, LLC is excluded because such earnings do not reflect our operating performance. The other items excluded from these non-GAAP financial measures are excluded in order to better reflect the performance of our continuing operations.

In evaluating non-GAAP financial measures, you should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

Non-GAAP reconciliations are included in the Appendix of this presentation.

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Q3 - Income Before Income Taxes

(dollars in millions)



$12.5
+$1.0
($1.3)
($0.6)
($0.4)
+$2.2
$13.4
Q3 FY 2015
PY Loss on Extinguishment of Debt
Parkdale America, LLC
Brazil Currency (1)
Provision for Bad Debts
Rest of Company
Q3 FY 2016

Note: The above graphic represents management's analysis of the amounts which drove changes in income before income taxes for the noted comparative periods.
(1) – Approximates the change from the comparative period due to devaluation of the Brazilian Real.

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UNIFI

YTD - Income Before Income Taxes

(dollars in millions)


$35.6
+$1.0
($1.5)
($4.7)
($2.4)
($0.9)
+$6.3
$33.4
YTD Q3 FY 2015
PY Loss on Extinguishment of Debt
PY PAL Bargain Purchase
Parkdale America, LLC
Brazil Currency (1)
Provision for Bad Debts
Rest of Company
YTD Q3 FY 2016

Note: The above graphic represents management's analysis of the amounts which drove changes in income before income taxes for the noted comparative periods.
"PY PAL Bargain Purchase" – reflects the Company's portion of a bargain purchase gain recognized by Parkdale America, LLC during fiscal year 2015.
(1) – Approximates the change from the comparative period due to devaluation of the Brazilian Real.

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UNIFI

Net Sales and Gross Profit Highlights[1]

(dollars in thousands)

Three Month Comparison (Q3)

Net Sales	Polyester	Nylon	International	Subtotal
Prior Period	$ 98,759	$ 40,754	$ 31,017	$ 170,530
Volume Change	(3.1%)	(12.6%)	10.2%	(0.5%)
Price Change	(1.1%)	(4.3%)	(10.0%)	(5.9%)
Current Period	$ 94,659	$ 33,871	$ 31,092	$ 159,622
Gross Profit				
Prior Period	$ 12,842	$ 4,187	$ 5,014	$ 22,043
Margin Rate	*13.0%*	*10.3%*	*16.2%*	*12.9%*
Current Period	$ 12,794	$ 4,051	$ 6,649	$ 23,494
Margin Rate	*13.5%*	*12.0%*	*21.4%*	*14.7%*

[1] Excluding the 'All Other' category; see non-GAAP reconciliation on slide 12.

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Note: The "Prior Period" ended on March 29, 2015. The "Current Period" ended on March 27, 2016.

UNIFI

Net Sales and Gross Profit Highlights[1]

(dollars in thousands)

Nine Month Comparison (YTD)

Net Sales	Polyester	Nylon	International	Subtotal
Prior Period	$ 282,168	$ 124,676	$ 101,017	$ 507,861
Volume Change	(0.4%)	(5.8%)	(2.3%)	(1.5%)
Price Change	(2.1%)	(2.0%)	(13.3%)	(4.9%)
Current Period	$ 275,041	$ 114,914	$ 85,275	$ 475,230

Gross Profit	Polyester	Nylon	International	Subtotal
Prior Period	$ 35,450	$ 14,964	$ 15,404	$ 65,818
Margin Rate	*12.6%*	*12.0%*	*15.2%*	*13.0%*
Current Period	$ 33,896	$ 15,947	$ 16,621	$ 66,464
Margin Rate	*12.3%*	*13.9%*	*19.5%*	*14.0%*

[1] Excluding the 'All Other' category; see non-GAAP reconciliation on slide 12.

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Note: The "Prior Period" ended on March 29, 2015. The "Current Period" ended on March 27, 2016.

UNIFI

7 Equity Affiliates Highlights (dollars in thousands)March 27, 2016March 29, 2015March 27, 2016March 29, 2015Earnings:Parkdale America3,630$ 4,933$ 5,214$ 11,427$ Nylon joint ventures537 526 2,116 1,034 Total4,167$ 5,459$ 7,330$ 12,461$ Bargain purchase gainrecorded by Parkdale America-$ -$ -$ 4,430$ Unifi's portion of respective bargain purchase gain-$ -$ -$ 1,506$ Distributions:Parkdale America -$ 598$ 947$ 598$ Nylon joint ventures- - 2,000 - Total-$ 598$ 2,947$ 598$ For the Three Months EndedFor the Nine Months Ended

1See Non-GAAP Reconciliations included in the Appendix. 8 Balance Sheet Highlights1 Adjusted Working Capital1 Net Debt and Total Liquidity (dollars in thousands)March 27, 2016December 27, 2015June 28, 2015Receivables, net82,454$ 78,149$ 83,863$ Inventories105,944 108,975 111,615 Accounts payable(42,143) (36,455) (45,023) Accrued expenses(15,053) (11,254) (16,640) Adjusted Working Capital131,202$ 139,415$ 133,815$ March 27, 2016December 27, 2015June 28, 2015ABL Revolver3,000$ 16,200$ 5,000$ ABL Term Loan92,625 95,000 82,125 Other debt26,136 25,687 16,985 Total debt121,761$ 136,887$ 104,110$ Cash15,287 19,417 10,013 Net Debt106,474$ 117,470$ 94,097$ Cash15,287$ 19,417$ 10,013$ Revolver availability, net78,049 65,125 75,933 Total Liquidity93,336$ 84,542$ 85,946$

APPENDIX 9

10 Non-GAAP Reconciliations Adjusted EBITDA (dollars in thousands) March 27, 2016March 29, 2015March 27, 2016March 29, 2015Net income attributable to Unifi, Inc.9,689$ 10,016$ 24,178$ 26,511$ Interest expense, net709 962 2,171 2,364 Provision for income taxes4,166 2,729 10,194 10,083 Depreciation and amortization expense4,192 4,154 12,584 12,803 EBITDA18,756 17,861 49,127 51,761 Non-cash compensation expense637 565 2,189 2,462 Loss on extinguishment of debt- 1,040 - 1,040 Other872 520 1,480 1,271 Adjusted EBITDA Including Equity Affiliates20,265 19,986 52,796 56,534 Equity in earnings of Parkdale America, LLC(3,630) (4,933) (5,214) (11,427) Adjusted EBITDA (1)16,635$ 15,053$ 47,582$ 45,107$ For the Three Months EndedFor the Nine Months Ended(1) Adjusted EBITDA includes the Company's portion of income (loss) before income taxes for Repreve Renewables, LLC and equity in earnings of the Company's nylon joint ventures.

Non-GAAP Reconciliations

(dollars in thousands, except per share)

Adjusted Net Income and Adjusted EPS

	For the Three Months Ended March 27, 2016			For the Three Months Ended March 29, 2015		
	Income Before Income Taxes	Net Income	Basic EPS	Income Before Income Taxes	Net Income	Basic EPS
GAAP results	**$ 13,441**	**$ 9,689**	**$ 0.54**	**$ 12,488**	**$ 10,016**	**$ 0.55**
Key employee transition costs	400	268	0.02	-	-	-
Loss on extinguishment of debt	-	-	-	1,040	676	0.03
Renewable energy tax credits	-	-	-	-	(782)	(0.04)
Adjusted results (1) (2)	**$ 13,841**	**$ 9,957**	**$ 0.56**	**$ 13,528**	**$ 9,910**	**$ 0.54**

	For the Nine Months Ended March 27, 2016			For the Nine Months Ended March 29, 2015		
	Income Before Income Taxes	Net Income	Basic EPS	Income Before Income Taxes	Net Income	Basic EPS
GAAP results	**$ 33,449**	**$ 24,178**	**$ 1.35**	**$ 35,639**	**$ 26,511**	**$ 1.46**
Key employee transition costs	1,037	682	0.04	-	-	-
Loss on extinguishment of debt	-	-	-	1,040	676	0.03
Renewable energy tax credits	-	-	-	-	(782)	(0.04)
Bargain purchase gain for an equity affiliate	-	-	-	(1,506)	(1,506)	(0.08)
Adjusted results (1) (2)	**$ 34,486**	**$ 24,860**	**$ 1.39**	**$ 35,173**	**$ 24,899**	**$ 1.37**

(1) Adjusted Net Income represents Net income attributable to Unifi, Inc. calculated under GAAP, adjusted for the approximate after-tax impact of certain events or transactions referenced in the reconciliation which management believes do not reflect the ongoing operations and performance of the Company.

(2) Adjusted EPS represents Adjusted Net Income divided by the Company's basic weighted average common shares outstanding.

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UNIFI.

12 Non-GAAP Reconciliations Adjusted Working Capital (dollars in thousands) Consolidated Net Sales Consolidated Gross Profit 1 As presented on slides 5 and 6. 1 1 March 27, 2016 March 29, 2015 March 27, 2016 March 29, 2015 Subtotal of Gross Profit by Segment $ 23,494 $ 22,043 $ 66,464 $ 65,818 Gross Loss for All Other Category (130) (36) (303) (432) Consolidated Gross Profit 23,364 22,007 66,161 65,386 For the Three Months Ended For the Nine Months Ended March 27, 2016 March 29, 2015 March 27, 2016 March 29, 2015 Subtotal of Net Sales by Segment $ 159,622 $ 170,530 $ 475,230 $ 507,861 Net Sales for All Other Category 1,656 1,657 4,549 4,309 Consolidated Net Sales 161,278 172,187 479,779 512,170 For the Three Months Ended For the Nine Months Ended March 27, 2016 December 27, 2015 June 28, 2015 Adjusted Working Capital $ 131,202 $ 139,415 $ 133,815 Cash 15,287 19,417 10,013 Other current assets 6,864 7,762 7,473 Other current liabilities (16,462) (15,705) (13,061) Working capital $ 136,891 $ 150,889 $ 138,240

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